SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
                     ----------------------------------

                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       October 25, 2005
                                                       ----------------

                    JOHN B. SANFILIPPO & SON, INC.
---------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
---------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
---------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
                                                         ------------

---------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:




Item 5.02 -- Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers
-------------------------------------------------------------------------

On October 25, 2005, our President, Mathias A. Valentine notified us that he will retire from John B. Sanfilippo & Son, Inc. (the "Company") in January 2006. Following his retirement, Mr. Valentine's duties as President will be divided among other executive officers of the Company. Mr. Valentine expects to continue serving the Company as a member of our Board of Directors.















                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            JOHN B. SANFILIPPO & SON, INC.



October 28, 2005                              By: /s/ Michael J. Valentine
                                                 ------------------------
                                                 Michael J. Valentine
                                                 Executive Vice President
                                                 Finance, Chief Financial
                                                 Officer and Secretary